Common Stock Warrant	12 Months Ended
Dec. 31, 2013
Common Stock Warrant [Abstract]
COMMON STOCK WARRANT

NOTE 18 - Common Stock Warrant

In connection with the issuance of the Preferred Stock, the Company also issued to Treasury a warrant to purchase 67,314 shares of the Company’s common stock at an exercise price of $16.10 per share, which represented an aggregate investment, if exercised for cash, of approximately $1,100 in Company common stock.  The exercise price could have been paid either by withholding a number of shares of common stock issuable upon exercise of the warrant equal to the value of the aggregate exercise price of the warrant, determined by reference to the market price of the Company’s common stock on the trading day on which the warrant is exercised, or, if agreed to by the Company and the warrant holder, by the payment of cash equal to the aggregate exercise price.  The warrant was exercisable any time before December 5, 2018.

The common stock warrant was redeemed on September 26, 2012 as part of the transaction with U.S. Treasury for redemption of the TARP obligations.  See Note 17 for a discussion of the agreement with U.S. Treasury for redemption of the TARP obligations, including redemption of the common stock warrant.